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                                                                 EXHIBIT (10)(G)

                                 PS GROUP, INC.
                          4370 LA JOLLA VILLAGE DRIVE
                                   SUITE 1050
                          SAN DIEGO, CALIFORNIA 92122

February 9, 1999

Mr. Lawrence A. Guske
PS Group, Inc.
4370 La Jolla Village Drive
San Diego, California 92122

                           Re:  Employment Agreement

Dear Larry:

     As you know, Section 10 of your Employment Agreement dated as of January 15, 1988, between you and PS Group, Inc. contains a definition of "Change of Control." In connection with the reorganization that resulted in the formation of PS Group Holdings, Inc. in 1996, it was PS Group, Inc.'s intention that your Employment Agreement would apply to a Change of Control of PS Group Holdings, Inc., as well as a Change of Control of PS Group, Inc. We now suggest that this intention be formalized. Your signature below constitutes your agreement that
Section 10 of your employment agreement is amended to cover not only Changes of Control of PS Group, Inc., but also a "Change of Control" of PS Group Holdings, Inc.

     Please execute this letter in the space provided below to confirm your agreement with the foregoing.

                                   Sincerely,

                                   /s/ Charles E.  Rickershauser, Jr.
                                   ----------------------------------
                                   Charles E. Rickershauser, Jr.
                                   Chairman of the Board and
                                   Chief Executive Officer

AGREED AND ACCEPTED:

/s/ L.  A.  Guske
------------------------------
Lawrence A. Guske
Dated:  February 9, 1999